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                                                                   EXHIBIT 10.28


                           ALLONGE TO PROMISSORY NOTE


The maturity date of the attached Promissory Note dated October 9, 1997 for $750,000.00 is extended to April 1, 1998 from February 28, 1998.

This Allonge will be governed by the terms and conditions of the Letter Agreement dated August 4, 1997, as amended by the Loan Modification Agreement dated as of October 9, 1997, by and between Fleet National Bank and Augment Systems, Inc. Nothing herein shall be deemed to constitute a waiver, release or amendment of any terms of the Letter Agreement.


_______________________________           ____________________________________
Witness                                   Name:
                                          Title:
                                          Augment Systems, Inc.
                                          Date:_______________________________



_______________________________           ____________________________________
Witness                                   Kimberly Martone
                                          Vice President
                                          Fleet National Bank
                                          Date:_______________________________